UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2021

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55585	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd. #6

Boca Raton, Florida 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into Material Definitive Agreement.

As previously reported, on September 14, 2021, Grom Social Enterprises, Inc., a Florida corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with L1 Capital Global Opportunities Master Fund (the “Investor”) pursuant to which it sold (i) a $4,400,000 principal amount 10% Original Issue Discount Senior Secured Convertible Note, due March 13, 2023 (the “Original Note”) and, (ii) a five year warrant to purchase 813,278 shares of common stock at an exercise price of $4.20 per share (the “Warrant”) in exchange for consideration of $3,960,000 (the “First Tranche”). The Original Note is convertible into common stock at a rate of $4.20 per share (the “Conversion Price”) into 1,047,619 shares and, is repayable in 16 equal monthly installments by payment of cash, or, at the discretion of the Company and if the below Equity Conditions are met, by issuance of shares at a price of 95% of the VWAP prior to the respective monthly redemption dates (with a floor of $1.92) multiplied by 102% of the amount due on such date. In the event that the ten-day VWAP drops below $1.92 the Company will have the right to pay in stock at said VWAP with any shortfall paid in cash. The Conversion Price may be adjusted in the event of dilutive issuances but in no event to less than $0.54. In addition, under the Original Note terms, the Investor had the right to accelerate up to 3 of the monthly payments.

The Company’s right to make monthly payments in stock in lieu of cash is conditioned on certain conditions (the “Equity Conditions”). The Equity Conditions required to be met in order to redeem the Original Note with stock in lieu of a monthly cash payment, among other conditions set forth therein, include without limitation, that a registration statement be in effect with respect to the resale of the shares issuable upon conversion or redemption of the Original Note (or, that an exemption under Rule 144 is available), and that the average daily trading volume of the Company’s common stock would have to be at least $250,000 immediately prior to the date of the monthly redemption. On October 20, 2021, certain of these Equity Conditions were amended slightly to accommodate a possible larger Second Tranche of the offering (see, Amended Original Note, below).

The Purchase Agreement also contemplated an additional investment by the Investor (the “Second Tranche”) of an additional $1,500,000 note and warrants to purchase approximately 277,000 shares (presuming current market prices) of common stock at identical terms to the Original Note and Warrant, subject to and upon receipt of, shareholder approval and effectiveness of a registration statement covering the resale of the shares issuable under the Original Note and Warrant issued in the First Tranche closing.

Amended Purchase Agreement Increasing Convertible Debt Financing to $10,400,000

On October 20, 2021, the Company and the Investor entered into an Amended and Restated Purchase Agreement (the “Amended Purchase Agreement”) pursuant to which the Second Tranche investment amount was increased from $1,500,000 to up to $6,000,000. In the event that the conditions to closing the Second Tranche investment are satisfied the Company intends on issuing (i) a $6,000,000 principal amount note identical to the Original Note but due 18 months from the closing of the Second Tranche and, (ii) a warrant exercisable for five years to purchase 1,041,194 at an exercise price of $4.20 per share for consideration of $5,400,000.

The closing of the additional investment in the Second Tranche closing is subject to a registration statement being declared effective by the SEC covering the shares issuable upon conversion or redemption of the Original Note and Warrants, shareholder consent being obtained as required by Nasdaq Rule 5635(d), and a limitation on the principal amount of notes that may be issued to no more than 30% of the Company’s market capitalization as reported by Bloomberg L.P., which requirement may be waived by the Investor.

The conversion and redemption terms as well as all other material terms of the Second Tranche Note, and exercise price of terms of the warrants to be issued in the Second Tranche are identical in all other material respects as the originally issued note and warrants, except for the amendments provided herein.

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Amended 1st Tranche Note

As of October 20, 2021 and as part of the Amended Purchase Agreement terms, the Original Note was amended (the “Amended Original Note”) so as to require 16 monthly installments of $280,500 per month, commencing on the date that the SEC declares a registration statement with respect to such shares effective, with all remaining amounts due on March 14, 2023. In addition, the Amended Original Note provides that, in the event that the Second Tranche closes, the Equity Conditions required to be satisfied in order for the Company to elect to make monthly note payments by issuance of common stock in lieu of cash (and in addition to the requirement that a registration statement is in effect or an exemption exists) the average trading volume of the Company’s common stock must be at least $550,000 (increased from $250,000) during the five trading days prior to the respective monthly redemption. Except as described above, the other terms of the Original Note as previously disclosed remain in full force and effect, (see Current Report on Form 8-K filed on September 20, 2021). In addition, if the Second Tranche is closed upon, the Investor will have the right to accelerate up to 6 of the monthly payments as opposed to just 3.

The foregoing description of the Amended Purchase Agreement and the Amended Original Note does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the SEC. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Amended and Restated Securities Purchase Agreement, dated October 20, 2021, between Grom Social Enterprises, Inc., a Florida corporation (the “Company”), and L1 Capital Global Master Fund (“L1 Capital”).

10.2	Amended and Restated $4,400,000 Principal Amount, 10% Original Issue Discount Senior Secured Convertible Note issued to L1 Capital Global Master Fund on October 20, 2021.
104	Cover Page Interactive Data File (formatted in Inline XBRL)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: October 20, 2021	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

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